T H E |                                           ONE WORLD TRADE CENTER
  A L G E R |                                           SUITE 9333
    F U N D |                                           NEW YORK, NY 10048
                                                        (800) 368-3411


                                                                  March 13, 2000


Dear Shareholder:

         A Special Meeting of Shareholders of The Alger Fund (the "Fund") will be held at 1:00 p.m., local time, on April 28, 2000 at the offices of the Fund. Formal notice of the Meeting appears on the next page, followed by the proxy statement. We hope that you can attend the Meeting in person; however, we urge you in any event to vote your shares by completing and returning the enclosed proxy in the envelope provided at your earliest convenience.

         At the Meeting, you will be asked to consider approving certain proposals. After carefully considering each proposal, the Fund's Board of Trustees recommends that you vote "FOR" the proposal.

         YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. IN ORDER TO AVOID THE ADDED COST OF FOLLOW-UP SOLICITATIONS AND POSSIBLE
ADJOURNMENTS, PLEASE TAKE A FEW MINUTES TO READ THE PROXY STATEMENT AND CAST YOUR VOTE. IT IS IMPORTANT THAT YOUR VOTE BE RECEIVED NO LATER THAN APRIL 27, 2000.

         The Fund is using Shareholder Communications Corporation ("SCC"), a professional proxy solicitation firm, to assist shareholders in the voting process. As the date of the Meeting approaches, if we have not already heard from you, you may receive a telephone call from SCC reminding you to exercise your right to vote.

         We appreciate your participation and prompt response in this matter and thank you for your continued support.

                                               Sincerely,



                                               /s/ DAVID D. ALGER
                                               --------------------------------
                                               David D. Alger
                                               PRESIDENT AND TRUSTEE

                          ALGER MONEY MARKET PORTFOLIO
                      ALGER SMALL CAPITALIZATION PORTFOLIO
                          ALGER MIDCAP GROWTH PORTFOLIO
                             ALGER GROWTH PORTFOLIO
                            ALGER BALANCED PORTFOLIO
                      ALGER CAPITAL APPRECIATION PORTFOLIO
                                  PORTFOLIOS OF
                                 THE ALGER FUND
             ONE WORLD TRADE CENTER, SUITE 9333, NEW YORK, NY 10048
                                 1-800-368-3411

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO THE SHAREHOLDERS OF THE ALGER FUND:

         NOTICE IS HEREBY GIVEN that a Special Meeting of the Shareholders (the "Meeting") of The Alger Fund (the "Fund") will be held at the offices of the Fund, One World Trade Center, Suite 9333, New York, NY 10048, at 1:00 p.m. on Friday, April 28, 2000. The purpose of the meeting is to consider and act upon the following proposals, and to transact such other business as may properly come before the Meeting or any adjournments thereof.

          1.   To elect a Board of Trustees.

          2. To ratify or reject the selection of Arthur Andersen LLP as the independent public accountants for the Fund for the fiscal year ending October 31, 2000.

          3. To amend the Declaration of Trust to provide dollar-based voting rights for shareholders of the Fund.

          4. To consider and act upon such other matters as may properly come before the meeting or any adjournments thereof.

         Shareholders of record as of the close of business on March 6, 2000 will be entitled to vote at the Meeting. The enclosed proxy is being solicited on behalf of Management of the Fund.

IF YOU DO NOT EXPECT TO ATTEND THE MEETING IN PERSON, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY TO THE ADDRESS NOTED ON THE POSTPAID RETURN ENVELOPE ENCLOSED FOR YOUR USE.

                                               By order of the Board of Trustees

                                                        DAVID D. ALGER
                                                          PRESIDENT

Dated:   March 13, 2000
         New York, New York

                                 PROXY STATEMENT
                                       FOR
                       THE SPECIAL MEETING OF SHAREHOLDERS
                                       OF
                                 THE ALGER FUND
                          TO BE HELD ON APRIL 28, 2000

                                  INTRODUCTION

         The accompanying Proxy is being solicited by the Management of the Fund for use at the Special Meeting of Shareholders to be held at 1:00 p.m. on April 28, 2000 and at any adjournments thereof. All costs of solicitation, including printing and mailing of this Proxy Statement and the accompanying Notice of Meeting and Proxy, the reimbursement of brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of shares of the Fund, and supplementary solicitations to submit proxies, which may be made by mail, telephone, telegraph, e-mail and personal interviews by officers of the Fund, will be borne by the Fund. In order to obtain the necessary quorum at the Meeting, such solicitation may be made by, among others, officers and employees of the Fund, the Investment Adviser, the Distributor, and the Transfer Agent of the Fund. It is anticipated that the cost of such supplementary solicitation, if any, will be nominal. Shareholder Communications Corporation ("SCC") may be retained to assist in the solicitation of proxies. If retained, SCC will be paid by the Fund and the Fund will reimburse SCC for its related expenses; it is anticipated that this additional expense will be immaterial.

         If the enclosed Proxy is properly executed and returned in time to be voted at the meeting, the full and fractional shares represented thereby (each full share is entitled to one vote and each fractional share is entitled to proportionate voting rights) will be voted in accordance with the instructions marked thereon. Except where instructions to the contrary are marked thereon with respect to a Proposal, the Proxy will be voted FOR the proposals stated in the accompanying Notice of Meeting. All Proxies not voted, including broker non-votes, will not be counted toward establishing a quorum. Shareholders should note that while votes to ABSTAIN will count toward establishing a quorum, passage of any proposal being considered at the Meeting will occur only if a sufficient number of votes are cast FOR the proposal. Accordingly, votes to ABSTAIN and votes AGAINST will have the same effect in determining whether the proposal is approved. On any motion for adjournment of the Meeting, even if a quorum is present, Management will vote all Proxies in its discretion pursuant to Item 4 thereof. Any shareholder giving a Proxy has the right to attend the meeting to vote his shares in person (thereby revoking any prior Proxy) and also the right to revoke the Proxy at any time by written notice received by the Fund prior to its exercise.

         This Proxy Statement and accompanying Proxy are being mailed to shareholders on or about March 13, 2000. As mentioned above, SCC may be engaged to assist in the solicitation of proxies. As the meeting date approaches, certain shareholders of the Fund may receive a call from a representative of SCC if the Fund has not yet received their votes. Authorization to permit SCC to execute proxies may be obtained by telephonic or electronically transmitted instructions from shareholders of the Fund. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. Management of the Fund believes that these procedures are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined.

         In all cases where a telephonic proxy is solicited, the SCC representative is required to ask the shareholder such shareholder's full name, address, social security or employer identification number, title (if the person giving the proxy is authorized to act on behalf of an entity, such as a corporation), the number of shares owned and to confirm that the shareholder has received the Proxy Statement in the mail. If the information solicited agrees with the information provided to SCC by the Fund, then the SCC representative has the responsibility to explain the process, read the proposals listed on the proxy card, and ask for the shareholder's instructions on each proposal. Although the SCC representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in the Proxy Statement. SCC will record the shareholder's instructions on the card. Within 72 hours, SCC will send the shareholder a letter or mailgram to confirm the shareholder's vote and asking the shareholder to call SCC immediately if the shareholder's instructions are not correctly reflected in the confirmation.

         If a shareholder wishes to participate in the Meeting of Shareholders, but does not wish to give a proxy by telephone, such shareholder may still submit the proxy card originally sent with the Proxy Statement or attend in person. Any proxy given by a shareholder, whether in writing or by telephone, is revocable. A shareholder may revoke the accompanying proxy or proxy given telephonically at any time prior to its use by filing with the Fund a written revocation or duly executed proxy bearing a later date. In addition, any shareholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given.

         The address of the principal executive office of the Fund is One World Trade Center, Suite 9333, New York, NY 10048.

         A COPY OF THE FUND'S MOST RECENT SEMI-ANNUAL AND ANNUAL REPORTS WILL BE SENT TO YOU WITHOUT CHARGE UPON WRITTEN REQUEST TO THE FUND AT ONE WORLD TRADE CENTER, SUITE 9333, NEW YORK, NY 10048 OR BY CALLING 800-368-3411.

                     INFORMATION REGARDING VOTING SECURITIES

         The Fund is divided into six portfolios and, with the exception of Alger Money Market Portfolio, each portfolio has three classes of shares. The chart below indicates the number of shares outstanding for each portfolio and class as of the close of business on March 6, 2000, the record date for determining shareholders entitled to receive notice of, and to vote at the Meeting and all adjournments thereof. Each share is entitled to one vote at the Meeting.

                                        NO. OF SHARES          TOTAL SHARES FOR
NAME                                      PER CLASS              THE PORTFOLIO
--------------------------------------------------------------------------------

ALGER MONEY MARKET
PORTFOLIO                             306,131,386.940            306,131,386.940
--------------------------------------------------------------------------------

ALGER SMALL CAPITALIZATION
PORTFOLIO:                                                        55,518,315.398
Class A Shares                          8,278,242.268
Class B Shares                         46,010,241.115
Class C Shares                          1,229,832.015
--------------------------------------------------------------------------------

ALGER MIDCAP GROWTH
PORTFOLIO:                                                        17,155,612.961
Class A Shares                          2,796,513.369
Class B Shares                         13,537,538.888
Class C Shares                            821,560.704
--------------------------------------------------------------------------------

ALGER GROWTH PORTFOLIO:                                           83,883,963.098
Class A Shares                         19,608,531.721
Class B Shares                         60,874,827.569
Class C Shares                          3,400,603.808
--------------------------------------------------------------------------------

ALGER CAPITAL APPRECIATION
PORTFOLIO:                                                        92,074,800.208
Class A Shares                         18,590,415.536
Class B Shares                         65,113,040.917
Class C Shares                          8,371,343.755
--------------------------------------------------------------------------------

ALGER BALANCED PORTFOLIO:                                          5,956,973.451
Class A Shares                            958,022.315
Class B Shares                          3,804,906.272
Class C Shares                          1,194,044.864
--------------------------------------------------------------------------------

TOTAL FUND SHARES OUTSTANDING AT RECORD DATE:                    560,721,052.056
--------------------------------------------------------------------------------

         The following table sets forth those persons other than Fred M. Alger III (see table of nominees below), known to the Fund to be beneficial owners of more than 5% of the outstanding voting shares of the Fund, or of any class of shares, as of March 6, 2000.

    TITLE OF              NAMES & ADDRESSES OF         AMOUNT OF BENEFICIAL     PERCENT
      CLASS                 BENEFICIAL OWNERS               OWNERSHIP           OF CLASS
----------------------------------------------------------------------------------------

Small Capitalization-    Merrill Lynch FBO                  433,792.11+          5.24%
  Class A                its Customers
                         4800 Deer Lake Drive East
                         Jacksonville, FL 32246


    TITLE OF              NAMES & ADDRESSES OF         AMOUNT OF BENEFICIAL     PERCENT
      CLASS                 BENEFICIAL OWNERS               OWNERSHIP           OF CLASS
----------------------------------------------------------------------------------------
Small Capitalization-    Charles & Schwab & Co., Inc.       591,348.64+          7.14%
  Class A                Special Custody Account
                         Attn: Mutual Funds
                         101 Montgomery Street
                         San Francisco, CA 94104

Small Capitalization-    Merrill Lynch FBO                  392,991.32+         31.95%
  Class C                its Customers
                         4800 Deer Lake Drive East
                         Jacksonville, FL 32246

MidCap Growth-           Charles Schwab                     266,072.58+          9.51%
  Class A                Special Custody Acct.
                         101 Montgomery Street
                         San Francisco, CA 94104

                         Agawam Fund Corp.                  282,059.97+         10.08%
                         P.O. Box 356638
                         Nassau, Bahamas

                         Merrill Lynch FBO                  465,725.14+         16.65%
                         its Customers
                         4800 Deer Lake Drive East
                         Jacksonville, FL 32246

                         Trust Company of America           148,661.85+          5.32%
                         FBO NTF
                         P.O. Box 6503
                         Englewood, CO 80155

MidCap Growth-           Merrill Lynch FBO                  933,067.60+          6.89%
  Class B                its Customers
                         4800 Deer Lake Drive East
                         Jacksonville, FL 32246

                         Reliastar Life Insurance Co.     1,334,435.67+          9.86%
                         Route 3145
                         20 Washington Ave. South
                         Minneapolis, MN 55440

MidCap Growth-           Merrill Lynch FBO                  295,939.10+         36.02%
  Class C                its Customers
                         4800 Deer Lake Drive East
                         Jacksonville, FL 32246


    TITLE OF              NAMES & ADDRESSES OF         AMOUNT OF BENEFICIAL     PERCENT
      CLASS                 BENEFICIAL OWNERS               OWNERSHIP           OF CLASS
----------------------------------------------------------------------------------------
Growth-                  Charles Schwab                   1,879,628.43+          9.59%
  Class A                Special Custody Acct.
                         101 Montgomery Street
                         San Francisco, CA 94104

                         Mellon Bank as Agent             3,854,209.17+         19.66%
                         Dreyfus Retirement
                         135 Santilli Highway
                         Everett, MA 02149

                         Merrill Lynch FBO                4,508,260.24+         22.99%
                         its Customers
                         4800 Deer Lake Drive East
                         Jacksonville, FL 32246

Growth-                  Merrill Lynch FBO                3,054,444.43+          5.02%
  Class B                its Customers
                         4800 Deer Lake Drive East
                         Jacksonville, FL 32246

Growth-                  Merrill Lynch FBO                  807,067.24+         23.73%
  Class C                its Customers
                         4800 Deer Lake Drive East
                         Jacksonville, FL 32246

Capital Appreciation-    Charles Schwab                   1,754,900.73+          9.44%
  Class A                Special Custody Acct.
                         101 Montgomery Street
                         San Francisco, CA 94104

                         FTC & Co.                          943,628.79+          5.08%
                         Datalynx House Account
                         P.O. Box 173736
                         Denver, CO 80217

                         Merrill Lynch FBO                2,826,476.10+         15.20%
                         its Customers
                         4800 Deer Lake Drive East
                         Jacksonville, FL 32246

Capital Appreciation-    Merrill Lynch FBO                5,509,172.59+          8.46%
  Class B                its Customers
                         4800 Deer Lake Drive East
                         Jacksonville, FL 32246


    TITLE OF              NAMES & ADDRESSES OF         AMOUNT OF BENEFICIAL     PERCENT
      CLASS                 BENEFICIAL OWNERS               OWNERSHIP           OF CLASS
----------------------------------------------------------------------------------------
Capital Appreciation-    Merrill Lynch FBO                2,903,943.75+         34.69%
  Class C                its Customers
                         4800 Deer Lake Drive East
                         Jacksonville, FL 32246

Balanced-                Merrill Lynch FBO                  175,993.92+         18.37%
  Class A                its Customers
                         4800 Deer Lake Drive East
                         Jacksonville, FL 32246

Balanced-                Charles Schwab                     222,446.36+          5.85%
  Class B                Special Custody Acct.
                         101 Montgomery Street
                         San Francisco, CA 94104

                         Merrill Lynch FBO                1,150,830.74+         30.25%
                         its Customers
                         4800 Deer Lake Drive East
                         Jacksonville, FL 32246

Balanced-                Merrill Lynch FBO              571,678.19+         47.88%
  Class C                its Customers
                         4800 Deer Lake Drive East
                         Jacksonville, FL 32246

+ The Fund regards the underlying customers as beneficial owners.

Merrill Lynch FBO its Customers, 4800 Deer Lake Drive East, Jacksonville, FL32246, held 35,813,307 shares of the Fund at March 6, 2000, and thus held more than 5% of the Fund's outstanding shares.


PROPOSAL NO. 1: ELECTION OF TRUSTEES

         Eight Trustees are to be elected at the Meeting, to serve until the next shareholder meeting at which Trustees are elected, and until their successors are elected and qualified. Each of the nominees has indicated an intention to serve if elected and has consented to be named in this Proxy Statement; certain of the nominees are currently Trustees of the Fund.

         Three of the nominees, Charles F. Baird, Jr., Roger P. Cheever and Lester L. Colbert, Jr., are new nominees recommended by the current Board. Mr. Colbert has been a member of the Board of Directors of another fund managed by Fred Alger Management, Inc., Castle Convertible Fund, Inc., since 1974.

         Fred Alger Management, Inc. (the "Adviser") has served as the investment adviser to the Fund since November 1986. The Adviser is a wholly-owned subsidiary of Fred Alger & Company, Incorporated ("Alger"). Alger, which is a wholly-owned subsidiary of Alger Associates, Inc. ("Alger Associates"), is a securities broker-dealer and member firm of the New York Stock Exchange, Inc. The principal place of business of the Adviser and Alger Associates is One World Trade Center, Suite 9333, New York, NY 10048. The principal place of business of Alger is 30 Montgomery Street, Jersey City, NJ 07302. Alger Associates and the Adviser are New York corporations and Alger is a Delaware corporation.

         The following table provides certain information about the nominees, including age, position, if any, with the Fund, business experience and ownership, if any, of shares of the Fund.

                                                              SHARES OF THE
                                                            FUND BENEFICIALLY
                                        POSITION WITH         OWNED DIRECTLY
       NAME, AGE AND BUSINESS            THE FUND AND         OR INDIRECTLY,       PERCENT
         EXPERIENCE FOR THE                PERIOD OF              AS OF           OF SHARES
          LAST FIVE YEARS                   SERVICE           MARCH 6, 2000      OUTSTANDING
-------------------------------------------------------------------------------------------------------------------
*Fred M. Alger III, 65                   Trustee and        Small Capitalization-Class A
      Chairman of the Boards of          Chairman of          569,780.58 Shs.**     6.88%
      Alger Associates, the Adviser,     the Board
      Alger, Alger Properties, Inc.      since 1986         Small Capitalization-Class B
      ("Properties"), Alger                                    14,681.12 Shs.**     0.03%
      Shareholder Services, Inc.
      ("Services"), Alger Life                              MidCap Growth-Class B
      Insurance Agency, Inc.                                  229,112.93 Shs.**     1.69%
      ("Agency"), the Fund,
      The Alger American Fund,                              Growth-Class A
      The Alger Retirement Fund,                              590,174.42 Shs.**     3.00%
      Castle Convertible Fund, Inc.,
      Spectra Fund, Fred Alger                              Growth-Class B
      International Advisory S.A.                              34,504.76 Shs.**     0.06%
      ("International"), The Alger
      American Asset Growth Fund                            Capital Appreciation-Class B
      ("Asset Growth") and Analysts                           308,693.09 Shs.**     0.47%
      Resources, Inc. ("ARI").
      Formerly President of Alger                           Balanced-Class B
      Associates, the Adviser,                                    105.34 Shs.**        0%
      Alger, Properties, Services,
      Agency, the Fund, Castle                              Money Market
      Convertible Fund, Inc.,                                  65,133.36 Shs.**     0.02%
      Spectra Fund, The Alger
      American Fund and The Alger
      Retirement Fund.

                                                              SHARES OF THE
                                                            FUND BENEFICIALLY
                                        POSITION WITH         OWNED DIRECTLY
       NAME, AGE AND BUSINESS            THE FUND AND         OR INDIRECTLY,       PERCENT
         EXPERIENCE FOR THE                PERIOD OF              AS OF           OF SHARES
          LAST FIVE YEARS                   SERVICE           MARCH 6, 2000      OUTSTANDING
-------------------------------------------------------------------------------------------------------------------
* David D. Alger, 56                     Trustee            Small Capitalization-Class A
      President and Director of Alger    since 1993            391,107.61 Shs.**     4.72%
      Associates, the Adviser, Alger,    and President
      Properties, Services, Agency,      since 1995         Small Capitalization-Class B
      International and the Castle                              14,681.12 Shs.**     0.03%
      Convertible Fund, Inc.;
      President and Trustee of the                          MidCap Growth-Class B
      Fund, The Alger American Fund,                           229,112.93 Shs.**     1.69%
      The Alger Retirement Fund
      and Spectra Fund, Inc.;                               Growth-Class A
      Executive Vice President and                             395,897.45 Shs.**     2.01%
      Director of ARI; Director of
      Asset Growth. Formerly                                Growth-Class B
      Executive Vice President of                               34,504.76 Shs.**     0.06%
      Alger Associates, the Adviser,
      Alger, Properties, Services and                       Capital Appreciation-Class B
      Agency; and Vice President of                            308,693.09 Shs.**     0.48%
      Spectra Fund, Castle Convertible
      Fund, Inc., the Fund, The Alger                       Balanced-Class B
      American Fund and The Alger                                  105.34 Shs.**        0%
      Retirement Fund.
                                                            Money Market
                                                                65,579.07 Shs.**     0.02%

Charles F. Baird, Jr., 46                N/A                            0 Shs.          0%
      Managing Partner of North
      Castle Partners, a private
      equity securities group,
      since 1997. Formerly Managing
      Director of AEA Investors Inc.

Roger P. Cheever, 54                     N/A                            0 Shs.          0%
      Associate Dean for Development,
      Harvard University since
      1997. Formerly Deputy Director
      of the Harvard College Fund.

                                                              SHARES OF THE
                                                            FUND BENEFICIALLY
                                        POSITION WITH         OWNED DIRECTLY
       NAME, AGE AND BUSINESS            THE FUND AND         OR INDIRECTLY,       PERCENT
         EXPERIENCE FOR THE                PERIOD OF              AS OF           OF SHARES
          LAST FIVE YEARS                   SERVICE           MARCH 6, 2000      OUTSTANDING
-------------------------------------------------------------------------------------------------------------------
Lester L. Colbert, Jr., 65               N/A                      0 Shs.             0%
      Private investor since 1988;
      Director of Castle Convertible
      Fund, Inc. Formerly Chairman
      of the Board, President and
      Chief Executive Officer of
      Xidex Corporation.

Stephen E. O'Neil, 67                    Trustee                  0 Shs.             0%
      Attorney; private investor since   since 1986
      1981; Director of Nova Care,
      Inc., Brown-Forman Corporation
      and Castle Convertible Fund,
      Inc.; Trustee of the Fund, The
      Alger American Fund, The Alger
      Retirement Fund and Spectra
      Fund. Formerly of Counsel to
      the law firm of Kohler & Barnes;
      formerly President and Vice
      Chairman of City Investing
      Company; formerly Director
      of Centerre Bancorporation
      and Syntro Corporation.

Nathan E. Saint-Amand, MD, 61          Trustee                    0 Shs.             0%
      Medical doctor in private prac-  since 1986
      tice; Trustee of the Fund, The
      Alger American Fund, The Alger
      Retirement Fund and Spectra
      Fund. Director of Castle
      Convertible Fund, Inc.

                                                              SHARES OF THE
                                                            FUND BENEFICIALLY
                                        POSITION WITH         OWNED DIRECTLY
       NAME, AGE AND BUSINESS            THE FUND AND         OR INDIRECTLY,       PERCENT
         EXPERIENCE FOR THE                PERIOD OF              AS OF           OF SHARES
          LAST FIVE YEARS                   SERVICE           MARCH 6, 2000      OUTSTANDING
-------------------------------------------------------------------------------------------------------------------
B. Joseph White, 52                      Trustee                  0 Shs.             0%
      Dean, University of Michigan       since 1999
      Business School; President,
      William Davidson Institute at
      the University of Michigan
      Business School; Professor of
      Business Administration,
      University of Michigan Business
      School; Director, Gordon Food
      Service and Castle Convertible
      Fund, Inc.; Trustee and Chair,
      Audit Committee, Equity
      Residential Properties Trust;
      Director and Chair, Compensation
      Committee, Kelly Services, Inc.
      Trustee of the Fund, Spectra
      Fund, The Alger Retirement
      Fund and The Alger
      American Fund.

--------------------------------------------------------------------------------
* Fred M. Alger III and David D. Alger may be considered "interested persons" of the Fund as such term is defined in the Investment Company Act of 1940 because they are "interested persons" of the Adviser and officers of the Fund. Fred M. Alger III and David D. Alger are brothers.

** Includes the following class shares: Small Capitalization (Class A) - 391,107.61, Small Capitalization (Class B) - 14,681.12, MidCap Growth (Class
    B)  -  229,112.93,  Growth  (Class  A)  -  395,897.45,  Growth  (Class  B) -
    34,504.76, Capital Appreciation (Class B) - 308,693.09, Balanced (Class B) - 105.34, and Money Market - 65,133.36 beneficially owned by Alger Associates, Inc. directly or through wholly-owned subsidiaries. Fred M. Alger III and David D. Alger may be deemed beneficially to own such shares by virtue of their control of Alger Associates, Inc.

OFFICERS, TRUSTEES AND RELATED MATTERS

         No Trustee, officer or employee of the Adviser or its affiliates will receive any compensation from the Fund for serving as an officer or Trustee of the Fund. Each Trustee of the Fund who is not an "interested person" of the Fund, as defined in the Investment Company Act of 1940, receives from the Fund a fee of $2,000 for each meeting he attends, to a maximum of $8,000 annually, plus travel expenses he incurred for attending meetings. During the fiscal year ended October 31, 1999, such Trustees who are nominees received an aggregate of $22,000 of such fees. The Fund has no bonus, profit sharing, pension or retirement plans. The following table provides compensation amounts paid to nominees who are not interested persons of the Fund and who were Trustees during the fiscal year ended October 31, 1999.


                               COMPENSATION TABLE

                                                    TOTAL COMPENSATION PAID TO
                                                      TRUSTEES FROM THE FUND,
                                   AGGREGATE        THE ALGER RETIREMENT FUND,
                                 COMPENSATION        THE ALGER AMERICAN FUND,
                                     FROM         CASTLE CONVERTIBLE FUND, INC.,
            TRUSTEE                THE FUND              AND SPECTRA FUND
--------------------------------------------------------------------------------
Stephen E. O'Neil                   $8,000                    $34,250
Nathan E. Saint-Amand                8,000                     34,250
B. Joseph White                      6,000                     27,000

         Four regular meetings of the Board of Trustees were held during the fiscal year ended October 31, 1999. During that period, with the exception of Fred M. Alger III, each of the Trustees attended at least 75% of the meetings of the Board and, if he was a member, the Audit Committee.

         The Fund's Audit Committee, which oversees the Fund's accounting and financial reporting policies and the independent audit of its financial statements, consists of the following independent Trustees: Mr. O'Neil and Mr. White. It is anticipated that Mr. Colbert will join the Audit Committee at the time he becomes a Trustee of the Fund. The Committee met once during the fiscal year ended October 31, 1999. The Fund's Board of Trustees has no nominating or compensation committee or any committee performing similar functions.

         The following table provides certain information about the officers of the Fund other than Fred M. Alger III and David D. Alger, both of whom are listed above in the table of Trustee nominees. Officers are elected annually.


                  NAME, AGE & BUSINESS                   POSITION WITH THE FUND
             EXPERIENCE FOR THE LAST 5 YEARS               & PERIOD OF SERVICE
--------------------------------------------------------------------------------

Gregory S. Duch, 48                                       Treasurer since 1989
      Executive Vice President, Treasurer and
      Director of Alger Associates, the Adviser and
      Properties;  Executive Vice President and
      Treasurer of Alger, Services, Agency and ARI;
      Treasurer of the Fund, Spectra Fund,
      The Alger American Fund, The Alger Retirement
      Fund and Castle Convertible Fund, Inc.;
      Treasurer and Director of International.

                  NAME, AGE & BUSINESS                   POSITION WITH THE FUND
             EXPERIENCE FOR THE LAST 5 YEARS               & PERIOD OF SERVICE
--------------------------------------------------------------------------------

Mary  Marsden-Cochran,  47                               Secretary since 1996
      Since 1996, Vice President,
      General Counsel and Secretary of Alger
      Associates, the Adviser, Properties, Alger,
      Services, Agency and ARI; Secretary of the Fund,
      Spectra Fund, The Alger American Fund,
      The Alger Retirement Fund, Castle Convertible
      Fund, Inc. and International.

Frederick A. Blum, 46                                    Assistant Secretary and
      Senior Vice  President of Alger; since 1997,       Assistant Treasurer
      Assistant Secretary and Assistant Treasurer        since  1997
      of the Fund, Spectra Fund, The Alger
      American Fund, The Alger Retirement Fund and Castle Convertible Fund, Inc.

         Management recommends that shareholders vote FOR all of the listed nominees.

PROPOSAL NO. 2: RATIFICATIONOF THE SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

         The Board of Trustees, including a majority of the Trustees who are not "interested persons" of the Fund or the Adviser, have selected and approved Arthur Andersen LLP as the independent public accountants to examine the financial statements of the Fund for the fiscal year ending October 31, 2000. The Fund has been advised that no member of such firm has a material direct or indirect interest in the Fund. Pursuant to Section 32(a) of the Investment Company Act of 1940, such selection is subject to ratification or rejection by shareholders of the Fund. A representative of Arthur Andersen LLP is expected to be present at the meeting to answer any questions which the Fund's shareholders may have. The representative will have an opportunity to make a statement if he or she so desires.

         Management recommends that shareholders vote FOR Proposal No. 2.

PROPOSAL NO. 3: AMENDMENT OF THE DECLARATION OF TRUST TO PROVIDE DOLLAR-BASED
                VOTING RIGHTS FOR SHAREHOLDERS OF THE FUND

         Shares are currently voted on a "per share" basis, pursuant to the Fund's Agreement and Declaration of Trust (the "Declaration"). The Board of Trustees recommends that shareholders of the Fund approve an amendment to the Declaration to provide for "dollar-based" voting rights for fund shareholders. Under this arrangement, each share would be entitled to one vote for each dollar of net asset value represented by that share (with fractional votes proportionate to each fraction of a dollar), thus allocating voting power based upon how many dollars the shareholder has invested in the Fund, rather than how many shares those dollars have purchased.

         The Fund's current voting arrangement, one vote for each share, reflects the traditional interpretation of a provision of the Investment Company Act of 1940 intended to ensure equitable voting rights for investment company shareholders. However, where a single fund has several portfolios whose net asset values per share (NAVs) diverge significantly, as with the Fund, the voting rights of shareholders of different portfolios may be disproportionate to their relative investments in the fund. In light of such cases, the Securities and Exchange Commission has recognized that dollar-based voting is also consistent with the letter and intent of the Investment Company Act.

         The Board of Trustees believes that a dollar-based voting system, under which a shareholder's voting power would be commensurate with the shareholder's investment, would provide a more equitable distribution of voting power for the Fund than the current system, under which an investment in a Portfolio with a comparatively low NAV has greater voting power than an equal investment in a Portfolio with a high NAV. Thus, for example, a $1000 investment in Class B Shares of the Small Capitalization Portfolio on February 18, 2000, whose NAV was then $11.31, would be entitled to 88.417 votes on that record date under the current system while the same investment in Class B Shares of the Alger Capital Appreciation Portfolio, whose February 18, 2000 NAV was $16.39, would be entitled to only 61.013 votes; under dollar-based voting, both investors would be entitled to 1000 votes.

         A change to dollar-based voting would not affect the allocation of voting power in cases where shareholders of a given class of shares of a Portfolio vote on matters affecting only that class (such as a change in the Rule 12b-1 Plan for that class) and, because the NAVs of classes of shares within a Portfolio normally differ only slightly, the effect of the change on shareholder votes restricted to that Portfolio (such as the approval of a new investment management contract for the Portfolio) would normally be slight. However, in a Fund-wide vote (such as the election of Trustees), shares with low NAVs would have less voting power than under the current system.

         If Proposal No. 3 is approved, the Declaration will be amended as follows:

         The sentence:

            On each matter submitted to a vote of the Shareholders, each holder of Shares of any Series shall be entitled to a number of votes equal to the number of Shares of such Series standing in his name on the books of the Trust.

         will be replaced by:

            On each matter submitted to a vote of the Shareholders, each holder of Shares of any Series shall be entitled to one vote for each dollar of net asset value represented by the Shares of such Series owned by that holder, and shall be entitled to a fractional vote proportionate to each fractional dollar amount.

         VOTE REQUIRED. A majority of the outstanding shares of each class of each Portfolio, and of the shares of the Alger Money Market Portfolio, must vote FOR Proposal No. 3 in order for it to be approved. If it is not approved, the current voting arrangement will remain in place.

         Management recommends that shareholders vote FOR Proposal No. 3.

                                  OTHER MATTERS

         Management knows of no other matters to be brought before the meeting; however, if any other matters come before the meeting, the persons named in the enclosed Proxy will vote proxies that do not contain specific restrictions in accordance with their best judgment on such matters.

One World Trade Center, Suite 9333
New York, NY 10048

Dated: March 13, 2000

         IF YOU CANNOT ATTEND THE MEETING, YOU ARE URGED TO FILL IN, SIGN AND DATE THE ENCLOSED PROXY BALLOTS AND RETURN THEM ALL AS PROMPTLY AS POSSIBLE. AN ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

                                 THE ALGER FUND
                                     PROXY
                 SPECIAL MEETING OF SHAREHOLDERS APRIL 28, 2000

The undersigned shareholder of The Alger Fund hereby appoints David D. Alger, Gregory S. Duch and Stephen E. O'Neil, and each of them, the attorneys and proxies of the undersigned, with power of substitution, to vote, as indicated herein, all of the shares of The Alger Fund standing in the name of the undersigned at the close of business on March 6, 2000, at the Special Meeting of Shareholders of the Fund to be held at the offices of the Fund, 1 World Trade Center, Suite 9333, New York, New York 10048 at 1:00 P.M. on April 28, 2000, and at all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement of the meeting, and to vote and act on any other matter which may properly come before the meeting.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES AND WILL BE VOTED IN ACCORDANCE WITH INSTRUCTIONS GIVEN BY THE SHAREHOLDERS, BUT IF NO INSTRUCTIONS ARE GIVEN IT WILL BE VOTED FOR PROPOSALS 1, 2 AND 3, AND AS TO ANY OTHER MATTERS, IN ACCORDANCE WITH THE ATTORNEYS' BEST JUDGMENT.

(Continued and to be signed on the reverse side.)

PLEASE MARK BOXES [-] OR (X) IN BLUE OR BLACK INK.

1. ELECTION OF TRUSTEES [ ] FOR all nominees listed [ ] WITHHOLD AUTHORITY to
                            below (except as marked     vote for all nominees
                            to the contrary below)      listed below

INSTRUCTIONS: To withhold authority to vote for any individual nominee strike a line through the nominee's name in the list below.

Fred M. Alger III, David D. Alger, Charles F. Baird, Jr., Roger P. Cheever, Lester L. Colbert, Jr., Stephen E. O'Neil, Nathan E. Saint-Amand,
B. Joseph White

2. PROPOSAL TO RATIFY THE SELECTION OF ARTHUR ANDERSEN LLP as independent accountants of the Fund.

          [ ] FOR        [ ] AGAINST         [ ] ABSTAIN

3. PROPOSAL TO AMEND THE DECLARATION OF TRUST TO PROVIDE DOLLAR-BASED VOTING RIGHTS FOR SHAREHOLDERS OF THE FUND.

          [ ] FOR        [ ] AGAINST         [ ] ABSTAIN

4. PROPOSAL TO CONSIDER AND ACT UPON such other matters as may properly come before the meeting or any adjournment thereof.


                                    PLEASE  MARK,  SIGN,  DATE AND  RETURN  THIS
                                    PROXY CARD PROMPTLY.  Signature(s) should be
                                    exactly  as name  or  names  appear  on this
                                    proxy. If stock is held jointly, each holder
                                    should  sign.  If  signing  is by  attorney,
                                    executor,    administrator,    trustee    or
                                    guardian, please give full title.


                                    --------------------------------------------
                                      Signature(s)           Signature(s)


                                    --------------------------------------------

                                         Dated           Social Security or Tax
                                                          Identification Number

                                    THIS PROXY, WHEN DATED AND SIGNED, SHOULD BE
                                    MAILED   PROMPTLY  TO  THE  ADDRESS  ON  THE
                                    ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF
                                    MAILED IN THE UNITED  STATES IN THE ENCLOSED
                                    ENVELOPE.